EXHIBIT 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of Intelligent Buying, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The quarterly report on Form 10-Q/A for the quarter ended March 31, 2018 (the "Form 10-Q/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 26, 2019

/s/ Philip Romanzi
Philip Romanzi
Chief Executive Officer, Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to INTELLIGENT BUYING, INC. and will be retained by INTELLIGENT BUYING, INC. and furnished to the Securities and Exchange Commission or its staff upon request.